HIGHLAND FUNDS II

Highland Energy MLP Fund

Highland Premier Growth Equity Fund

Highland Small-Cap Equity Fund

Highland Fixed Income Fund

Highland Global Allocation Fund

Highland Total Return Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated December 15, 2015 to each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information each dated February 1, 2015, as amended from time to time

This Supplement provides new and additional information beyond that contained in each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information and should be read in conjunction with each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information.

IMPORTANT NOTICE

On November 19, 2015, the Board of Trustees of Highlands Funds II (the “Trust”), on behalf of the Funds, each a series of the Trust, upon the recommendation of the Funds’ adviser, Highland Capital Management Fund Advisors, L.P., approved the liquidation of each Fund’s Class R shares, such liquidation to take place on January 25, 2016 (the “Liquidation Date”). Any Class R shares outstanding on the Liquidation Date will be automatically redeemed on that date. Such redemptions will not be subject to any contingent deferred sales charges. It is expected that, on or about January 26, 2016, the cash proceeds of the liquidation will be distributed to Class R shareholders of each Fund as of the Liquidation Date in a complete redemption of their Class R shares. For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be considered a taxable event like any other redemption of shares. Shareholders should consult with their tax advisors for more information about the tax consequences to them of each Fund’s Class R shares liquidation, including any state, local, foreign or other tax consequences.

At any time prior to the Liquidation Date, shareholders may redeem their Class R shares of a Fund pursuant to the procedures set forth under “Redemption of Shares” beginning on page 77 of the Prospectus, as supplemented. Shareholders may also exchange their Class R shares for shares of a different class, subject to investment minimums and other restrictions on exchanges as described under “Exchange of Shares” on page 80 of the Prospectus, as supplemented. Additionally, as further described below, Class R shareholders will be permitted, at any time prior to the Liquidation Date, to exchange their Class R shares for Class Y shares of the same Fund even if they do not otherwise qualify to invest in Class Y shares. Exchanges of Class R shares for other classes of shares of the same Fund will generally be tax-free for federal income tax purposes. Shareholders who hold their shares in the Fund through a financial intermediary should contact their financial representative to discuss their options with respect to the liquidation of Class R shares and the distribution of redemption proceeds.

Effective immediately, Class R shares of each Fund are closed to new investment, including exchanges into Class R shares of each Fund. Effective January 25, 2016, all references to Class R shares in each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are removed.

In the section entitled “Shareowner Guide—How to Invest in Highland Funds II—Exchange of Shares” on page 80, the third paragraph is hereby deleted in its entirety and replaced with the following:

Shareholders of the Funds may exchange their shares in a class of a Fund daily for shares of a different class of the same Fund, provided that such shareholder is eligible to purchase shares of the requested class (a “Same-Fund Exchange”). In addition, in connection with the liquidation of Class R shares of the Funds effective on January 25, 2016 (the “Liquidation Date”), Class R shareholders of each Fund may exchange their Class R shares for Class Y shares of the same Fund pursuant to the procedures described in this section at any time prior to the Liquidation Date, even if they do not otherwise qualify to purchase Class Y shares.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

HFII-SUP-12/15/15